RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2024

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

On November 1, 2023, the Company completed its acquisition (the “Validus Acquisition”) of Validus Holdings, Ltd. (“Validus Holdings”), Validus Specialty, LLC (“Validus Specialty”) and the renewal rights, records and customer relationships of the assumed treaty reinsurance business of Talbot Underwriting Limited from subsidiaries of American International Group, Inc. Validus Holdings, Validus Specialty, and their respective subsidiaries collectively are referred to herein as “Validus.” The operating activities of Validus are included in the Company’s consolidated statements of operations starting from the acquisition date, November 1, 2023. As such, the results of operations and comparisons to prior periods should be viewed in that context.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 38 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, and the Validus Acquisition and its impact on the Company’s business, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and in the Middle East; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the impact of cybersecurity risks, including technology breaches or failure; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of new or possible future tax reform legislation and regulations in the jurisdictions in which the Company operates, including recent changes in Bermuda tax law; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in the Company’s joint ventures and managed fund partners; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,173,644	$193,988	$2,033,488	$949,075
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$540,322	$426,320	$1,827,549	$1,201,800

Underwriting income
Gross premiums written	$2,400,136	$1,618,443	$9,816,315	$7,060,325
Net premiums written	2,162,504	1,421,260	8,200,588	5,880,766
Net premiums earned	2,582,969	1,755,876	7,568,194	5,221,688
Underwriting income (loss)	393,756	385,804	1,413,774	1,106,438

Net claims and claim expense ratio:
Current accident year	64.5%	58.1%	57.4%	55.3%
Prior accident years	(11.3)%	(9.0)%	(6.5)%	(5.6)%
Calendar year	53.2%	49.1%	50.9%	49.7%

Acquisition expense ratio	26.8%	24.2%	25.9%	24.5%
Operating expense ratio	4.8%	4.7%	4.5%	4.6%
Combined ratio	84.8%	78.0%	81.3%	78.8%
Adjusted combined ratio (1)	82.4%	77.8%	78.9%	78.6%

Fee income
Management fee income	$54,945	$44,486	$166,325	$128,830
Performance fee income	27,120	20,072	83,367	37,181
Total fee income	$82,065	$64,558	$249,692	$166,011

Investment results - managed
Net investment income	$423,859	$329,108	$1,225,479	$876,148
Net realized and unrealized gains (losses) on investments	943,745	(228,087)	602,507	(171,417)
Total investment result	$1,367,604	$101,021	$1,827,986	$704,731
Total investment return - annualized	18.3%	2.0%	8.2%	4.2%

Investment results - retained (1)
Net investment income	$291,899	$216,764	$842,791	$574,088
Net realized and unrealized gains (losses) on investments	786,067	(220,486)	510,469	(204,622)
Total investment result	$1,077,966	$(3,722)	$1,353,260	$369,466
Total investment return - annualized	20.2%	—%	8.4%	3.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$22.68	$3.81	$38.95	$20.17
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$22.62	$3.80	$38.84	$20.13
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$10.23	$8.41	$34.86	$25.58

Average shares outstanding - basic	50,959	50,261	51,439	46,345
Average shares outstanding - diluted	51,104	50,358	51,582	46,451

Return on average common equity - annualized	47.1%	11.5%	28.8%	22.1%
Operating return on average common equity - annualized (1)	21.7%	25.3%	26.0%	28.0%

	September 30, 2024	December 31, 2023
Book value per common share	$202.01	$165.20
Tangible book value per common share (1)	$182.76	$141.87
Tangible book value per common share plus accumulated dividends (1)	$210.45	$168.39
Year to date change in book value per common share plus change in accumulated dividends	23.0%	59.3%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	29.6%	47.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenues
Gross premiums written	$2,400,136	$1,618,443	$9,816,315	$7,060,325
Net premiums written	$2,162,504	$1,421,260	$8,200,588	$5,880,766
Decrease (increase) in unearned premiums	420,465	334,616	(632,394)	(659,078)
Net premiums earned	2,582,969	1,755,876	7,568,194	5,221,688
Net investment income	423,859	329,108	1,225,479	876,148
Net foreign exchange gains (losses)	16,804	(25,886)	(27,694)	(53,877)
Equity in earnings (losses) of other ventures	5,718	10,842	32,435	28,072
Other income (loss)	680	(5,866)	799	(6,296)
Net realized and unrealized gains (losses) on investments	943,745	(228,087)	602,507	(171,417)
Total revenues	3,973,775	1,835,987	9,401,720	5,894,318
Expenses
Net claims and claim expenses incurred	1,373,614	861,576	3,849,239	2,593,987
Acquisition expenses	690,338	425,745	1,965,697	1,280,547
Operational expenses	125,261	82,751	339,484	240,716
Corporate expenses	26,078	17,143	100,489	53,357
Interest expense	23,809	22,951	70,522	49,980
Total expenses	2,239,100	1,410,166	6,325,431	4,218,587
Income (loss) before taxes	1,734,675	425,821	3,076,289	1,675,731
Income tax benefit (expense)	(102,012)	(9,295)	(96,536)	(44,139)
Net income (loss)	1,632,663	416,526	2,979,753	1,631,592
Net (income) loss attributable to redeemable noncontrolling interests	(450,176)	(213,695)	(919,734)	(655,986)
Net income (loss) attributable to RenaissanceRe	1,182,487	202,831	2,060,019	975,606
Dividends on preference shares	(8,843)	(8,843)	(26,531)	(26,531)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,173,644	$193,988	$2,033,488	$949,075

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	September 30, 2024	December 31, 2023
Assets
Fixed maturity investments trading, at fair value – amortized cost $23,927,291 at September 30, 2024 (December 31, 2023 – $20,872,450)	$24,287,185	$20,877,108
Short term investments, at fair value – amortized cost $4,302,346 at September 30, 2024 (December 31, 2023 – $4,603,340)	4,302,991	4,604,079
Equity investments, at fair value	133,091	106,766
Other investments, at fair value	4,172,451	3,515,566
Investments in other ventures, under equity method	137,959	112,624
Total investments	33,033,677	29,216,143
Cash and cash equivalents	1,572,911	1,877,518
Premiums receivable	8,226,928	7,280,682
Prepaid reinsurance premiums	1,197,533	924,777
Reinsurance recoverable	4,738,637	5,344,286
Accrued investment income	223,003	205,713
Deferred acquisition costs and value of business acquired	1,719,100	1,751,437
Deferred tax asset	650,712	685,040
Receivable for investments sold	332,048	622,197
Other assets	344,383	323,960
Goodwill and other intangibles	717,478	775,352
Total assets	$52,756,410	$49,007,105
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$21,221,194	$20,486,869
Unearned premiums	7,041,149	6,136,135
Debt	1,935,928	1,958,655
Reinsurance balances payable	3,179,282	3,186,174
Payable for investments purchased	606,601	661,611
Other liabilities	668,673	1,021,872
Total liabilities	34,652,827	33,451,316
Redeemable noncontrolling interests	6,860,999	6,100,831
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at September 30, 2024 (December 31, 2023 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 51,940,355 shares issued and outstanding at September 30, 2024 (December 31, 2023 – 52,693,887)	51,940	52,694
Additional paid-in capital	1,959,061	2,144,459
Accumulated other comprehensive loss	(13,027)	(14,211)
Retained earnings	8,494,610	6,522,016
Total shareholders’ equity attributable to RenaissanceRe	11,242,584	9,454,958
Total liabilities, noncontrolling interests and shareholders’ equity	$52,756,410	$49,007,105

Book value per common share	$202.01	$165.20

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended September 30, 2024			Three months ended September 30, 2023
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$790,709	$1,609,427	$2,400,136	$511,012	$1,107,431	$1,618,443
Net premiums written	$701,222	$1,461,282	$2,162,504	$444,872	$976,388	$1,421,260
Net premiums earned	$994,777	$1,588,192	$2,582,969	$760,365	$995,511	$1,755,876
Net claims and claim expenses incurred	329,967	1,043,647	1,373,614	206,361	655,215	861,576
Acquisition expenses	192,439	497,899	690,338	143,348	282,397	425,745
Operational expenses	77,688	47,573	125,261	54,624	28,127	82,751
Underwriting income (loss)	$394,683	$(927)	$393,756	$356,032	$29,772	$385,804

Net claims and claim expenses incurred:
Current accident year	$621,710	$1,044,410	$1,666,120	$350,238	$669,285	$1,019,523
Prior accident years	(291,743)	(763)	(292,506)	(143,877)	(14,070)	(157,947)
Total	$329,967	$1,043,647	$1,373,614	$206,361	$655,215	$861,576

Net claims and claim expense ratio:
Current accident year	62.5%	65.8%	64.5%	46.1%	67.2%	58.1%
Prior accident years	(29.3)%	(0.1)%	(11.3)%	(19.0)%	(1.4)%	(9.0)%
Calendar year	33.2%	65.7%	53.2%	27.1%	65.8%	49.1%
Acquisition expense ratio	19.3%	31.4%	26.8%	18.9%	28.4%	24.2%
Operating expense ratio	7.8%	3.0%	4.8%	7.2%	2.8%	4.7%
Combined ratio	60.3%	100.1%	84.8%	53.2%	97.0%	78.0%
Adjusted combined ratio (1)	58.1%	97.7%	82.4%	53.0%	96.7%	77.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2024			Nine months ended September 30, 2023
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$4,433,688	$5,382,627	$9,816,315	$3,217,817	$3,842,508	$7,060,325
Net premiums written	$3,457,500	$4,743,088	$8,200,588	$2,609,356	$3,271,410	$5,880,766
Net premiums earned	$2,911,694	$4,656,500	$7,568,194	$2,206,471	$3,015,217	$5,221,688
Net claims and claim expenses incurred	757,570	3,091,669	3,849,239	675,963	1,918,024	2,593,987
Acquisition expenses	566,566	1,399,131	1,965,697	429,273	851,274	1,280,547
Operational expenses	206,737	132,747	339,484	165,514	75,202	240,716
Underwriting income (loss)	$1,380,821	$32,953	$1,413,774	$935,721	$170,717	$1,106,438

Net claims and claim expenses incurred:
Current accident year	$1,228,371	$3,118,726	$4,347,097	$933,172	$1,955,612	$2,888,784
Prior accident years	(470,801)	(27,057)	(497,858)	(257,209)	(37,588)	(294,797)
Total	$757,570	$3,091,669	$3,849,239	$675,963	$1,918,024	$2,593,987

Net claims and claim expense ratio:
Current accident year	42.2%	67.0%	57.4%	42.3%	64.9%	55.3%
Prior accident years	(16.2)%	(0.6)%	(6.5)%	(11.7)%	(1.3)%	(5.6)%
Calendar year	26.0%	66.4%	50.9%	30.6%	63.6%	49.7%
Acquisition expense ratio	19.5%	30.0%	25.9%	19.5%	28.2%	24.5%
Operating expense ratio	7.1%	2.9%	4.5%	7.5%	2.5%	4.6%
Combined ratio	52.6%	99.3%	81.3%	57.6%	94.3%	78.8%
Adjusted combined ratio (1)	50.2%	96.8%	78.9%	57.4%	94.1%	78.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend

	Total
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Gross premiums written	$2,400,136	$3,425,495	$3,990,684	$1,802,041	$1,618,443
Net premiums written	$2,162,504	$2,838,511	$3,199,573	$1,587,047	$1,421,260
Net premiums earned	$2,582,969	$2,541,315	$2,443,910	$2,249,445	$1,755,876
Net claims and claim expenses incurred	1,373,614	1,309,502	1,166,123	979,522	861,576
Acquisition expenses	690,338	644,438	630,921	594,487	425,745
Operational expenses	125,261	108,039	106,184	134,466	82,751
Underwriting income (loss)	$393,756	$479,336	$540,682	$540,970	$385,804

Net claims and claim expenses incurred:
Current accident year	$1,666,120	$1,417,773	$1,263,204	$1,135,332	$1,019,523
Prior accident years	(292,506)	(108,271)	(97,081)	(155,810)	(157,947)
Total	$1,373,614	$1,309,502	$1,166,123	$979,522	$861,576

Net claims and claim expense ratio:
Current accident year	64.5%	55.8%	51.7%	50.5%	58.1%
Prior accident years	(11.3)%	(4.3)%	(4.0)%	(7.0)%	(9.0)%
Calendar year	53.2%	51.5%	47.7%	43.5%	49.1%
Acquisition expense ratio	26.8%	25.3%	25.9%	26.5%	24.2%
Operating expense ratio	4.8%	4.3%	4.3%	6.0%	4.7%
Combined ratio	84.8%	81.1%	77.9%	76.0%	78.0%
Adjusted combined ratio (1)	82.4%	78.6%	75.4%	73.6%	77.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend

	Property
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Gross premiums written	$790,709	$1,753,098	$1,889,881	$344,597	$511,012
Net premiums written	$701,222	$1,358,660	$1,397,618	$357,953	$444,872
Net premiums earned	$994,777	$980,834	$936,083	$884,321	$760,365
Net claims and claim expenses incurred	329,967	273,354	154,249	123,942	206,361
Acquisition expenses	192,439	188,345	185,782	170,854	143,348
Operational expenses	77,688	67,425	61,624	85,919	54,624
Underwriting income (loss)	$394,683	$451,710	$534,428	$503,606	$356,032

Net claims and claim expenses incurred:
Current accident year	$621,710	$357,745	$248,916	$275,638	$350,238
Prior accident years	(291,743)	(84,391)	(94,667)	(151,696)	(143,877)
Total	$329,967	$273,354	$154,249	$123,942	$206,361

Net claims and claim expense ratio:
Current accident year	62.5%	36.5%	26.6%	31.2%	46.1%
Prior accident years	(29.3)%	(8.6)%	(10.1)%	(17.2)%	(19.0)%
Calendar year	33.2%	27.9%	16.5%	14.0%	27.1%
Acquisition expense ratio	19.3%	19.1%	19.9%	19.4%	18.9%
Operating expense ratio	7.8%	6.9%	6.5%	9.7%	7.2%
Combined ratio	60.3%	53.9%	42.9%	43.1%	53.2%
Adjusted combined ratio (1)	58.1%	51.7%	40.5%	41.7%	53.0%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Gross premiums written	$1,609,427	$1,672,397	$2,100,803	$1,457,444	$1,107,431
Net premiums written	$1,461,282	$1,479,851	$1,801,955	$1,229,094	$976,388
Net premiums earned	$1,588,192	$1,560,481	$1,507,827	$1,365,124	$995,511
Net claims and claim expenses incurred	1,043,647	1,036,148	1,011,874	855,580	655,215
Acquisition expenses	497,899	456,093	445,139	423,633	282,397
Operational expenses	47,573	40,614	44,560	48,547	28,127
Underwriting income (loss)	$(927)	$27,626	$6,254	$37,364	$29,772

Net claims and claim expenses incurred:
Current accident year	$1,044,410	$1,060,028	$1,014,288	$859,694	$669,285
Prior accident years	(763)	(23,880)	(2,414)	(4,114)	(14,070)
Total	$1,043,647	$1,036,148	$1,011,874	$855,580	$655,215

Net claims and claim expense ratio:
Current accident year	65.8%	67.9%	67.3%	63.0%	67.2%
Prior accident years	(0.1)%	(1.5)%	(0.2)%	(0.3)%	(1.4)%
Calendar year	65.7%	66.4%	67.1%	62.7%	65.8%
Acquisition expense ratio	31.4%	29.2%	29.5%	31.0%	28.4%
Operating expense ratio	3.0%	2.6%	3.0%	3.6%	2.8%
Combined ratio	100.1%	98.2%	99.6%	97.3%	97.0%
Adjusted combined ratio (1)	97.7%	95.6%	97.1%	94.3%	96.7%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended September 30, 2024			Three months ended September 30, 2023
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$344,005	$446,704	$790,709	$160,821	$350,191	$511,012
Net premiums written	$262,133	$439,089	$701,222	$95,483	$349,389	$444,872
Net premiums earned	$592,156	$402,621	$994,777	$407,738	$352,627	$760,365
Net claims and claim expenses incurred	117,096	212,871	329,967	33,476	172,885	206,361
Acquisition expenses	74,934	117,505	192,439	50,779	92,569	143,348
Operational expenses	63,591	14,097	77,688	44,343	10,281	54,624
Underwriting income (loss)	$336,535	$58,148	$394,683	$279,140	$76,892	$356,032

Net claims and claim expenses incurred:
Current accident year	$330,056	$291,654	$621,710	$116,377	$233,861	$350,238
Prior accident years	(212,960)	(78,783)	(291,743)	(82,901)	(60,976)	(143,877)
Total	$117,096	$212,871	$329,967	$33,476	$172,885	$206,361

Net claims and claim expense ratio:
Current accident year	55.7%	72.4%	62.5%	28.5%	66.3%	46.1%
Prior accident years	(35.9)%	(19.5)%	(29.3)%	(20.3)%	(17.3)%	(19.0)%
Calendar year	19.8%	52.9%	33.2%	8.2%	49.0%	27.1%
Acquisition expense ratio	12.7%	29.2%	19.3%	12.4%	26.3%	18.9%
Operating expense ratio	10.7%	3.5%	7.8%	10.9%	2.9%	7.2%
Combined ratio	43.2%	85.6%	60.3%	31.5%	78.2%	53.2%
Adjusted combined ratio (1)	40.3%	84.3%	58.1%	31.3%	78.1%	53.0%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Nine months ended September 30, 2024			Nine months ended September 30, 2023
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,949,731	$1,483,957	$4,433,688	$2,091,255	$1,126,562	$3,217,817
Net premiums written	$2,224,004	$1,233,496	$3,457,500	$1,683,906	$925,450	$2,609,356
Net premiums earned	$1,717,139	$1,194,555	$2,911,694	$1,184,224	$1,022,247	$2,206,471
Net claims and claim expenses incurred	119,416	638,154	757,570	138,757	537,206	675,963
Acquisition expenses	237,913	328,653	566,566	143,466	285,807	429,273
Operational expenses	168,925	37,812	206,737	134,304	31,210	165,514
Underwriting income (loss)	$1,190,885	$189,936	$1,380,821	$767,697	$168,024	$935,721

Net claims and claim expenses incurred:
Current accident year	$464,858	$763,513	$1,228,371	$323,172	$610,000	$933,172
Prior accident years	(345,442)	(125,359)	(470,801)	(184,415)	(72,794)	(257,209)
Total	$119,416	$638,154	$757,570	$138,757	$537,206	$675,963

Net claims and claim expense ratio:
Current accident year	27.1%	63.9%	42.2%	27.3%	59.7%	42.3%
Prior accident years	(20.1)%	(10.5)%	(16.2)%	(15.6)%	(7.1)%	(11.7)%
Calendar year	7.0%	53.4%	26.0%	11.7%	52.6%	30.6%
Acquisition expense ratio	13.8%	27.5%	19.5%	12.2%	27.9%	19.5%
Operating expense ratio	9.8%	3.2%	7.1%	11.3%	3.1%	7.5%
Combined ratio	30.6%	84.1%	52.6%	35.2%	83.6%	57.6%
Adjusted combined ratio (1)	27.4%	83.2%	50.2%	35.0%	83.5%	57.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2024	September 30, 2023			September 30, 2024	September 30, 2023
Property Segment
Catastrophe	$277,788	$168,896	$108,892	64.5%	$2,890,349	$2,096,530	$793,819	37.9%
Catastrophe - gross reinstatement premiums	66,217	(8,075)	74,292	(920.0)%	59,382	(5,275)	64,657	(1225.7)%
Total catastrophe gross premiums written	344,005	160,821	183,184	113.9%	2,949,731	2,091,255	858,476	41.1%
Other property	440,018	346,703	93,315	26.9%	1,464,163	1,125,498	338,665	30.1%
Other property - gross reinstatement premiums	6,686	3,488	3,198	91.7%	19,794	1,064	18,730	1760.3%
Total other property gross premiums written	446,704	350,191	96,513	27.6%	1,483,957	1,126,562	357,395	31.7%
Property segment gross premiums written	$790,709	$511,012	$279,697	54.7%	$4,433,688	$3,217,817	$1,215,871	37.8%

Casualty and Specialty Segment
General casualty (1)	$519,555	$350,954	$168,601	48.0%	$1,739,464	$1,194,791	$544,673	45.6%
Professional liability (2)	331,610	281,259	50,351	17.9%	916,196	971,796	(55,600)	(5.7)%
Credit (3)	213,826	139,184	74,642	53.6%	765,304	562,845	202,459	36.0%
Other specialty (4)	544,436	336,034	208,402	62.0%	1,961,663	1,113,076	848,587	76.2%
Casualty and Specialty segment gross premiums written	$1,609,427	$1,107,431	$501,996	45.3%	$5,382,627	$3,842,508	$1,540,119	40.1%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2024	September 30, 2023			September 30, 2024	September 30, 2023
Property Segment
Catastrophe	$214,383	$100,381	$114,002	113.6%	$2,187,801	$1,682,336	$505,465	30.0%
Catastrophe - net reinstatement premiums	47,750	(4,898)	52,648	(1074.9)%	36,203	1,570	34,633	2205.9%
Total catastrophe net premiums written	262,133	95,483	166,650	174.5%	2,224,004	1,683,906	540,098	32.1%
Other property	434,782	337,944	96,838	28.7%	1,220,343	917,770	302,573	33.0%
Other property - net reinstatement premiums	4,307	11,445	(7,138)	(62.4)%	13,153	7,680	5,473	71.3%
Total other property net premiums written	439,089	349,389	89,700	25.7%	1,233,496	925,450	308,046	33.3%
Property segment net premiums written	$701,222	$444,872	$256,350	57.6%	$3,457,500	$2,609,356	$848,144	32.5%

Casualty and Specialty Segment
General casualty (1)	$503,911	$321,685	$182,226	56.6%	$1,672,297	$1,083,185	$589,112	54.4%
Professional liability (2)	318,691	251,200	67,491	26.9%	874,501	829,776	44,725	5.4%
Credit (3)	164,233	108,857	55,376	50.9%	556,304	403,965	152,339	37.7%
Other specialty (4)	474,447	294,646	179,801	61.0%	1,639,986	954,484	685,502	71.8%
Casualty and Specialty segment net premiums written	$1,461,282	$976,388	$484,894	49.7%	$4,743,088	3,271,410	$1,471,678	45.0%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2024	September 30, 2023			September 30, 2024	September 30, 2023
Property Segment
Catastrophe	$544,406	$412,636	$131,770	31.9%	$1,680,936	$1,182,654	$498,282	42.1%
Catastrophe - net reinstatement premiums	47,750	(4,898)	52,648	(1074.9)%	36,203	1,570	34,633	2205.9%
Total catastrophe net premiums earned	592,156	407,738	184,418	45.2%	1,717,139	1,184,224	532,915	45.0%
Other property	398,314	341,182	57,132	16.7%	1,181,402	1,014,567	166,835	16.4%
Other property - net reinstatement premiums	4,307	11,445	(7,138)	(62.4)%	13,153	7,680	5,473	71.3%
Total other property net premiums earned	402,621	352,627	49,994	14.2%	1,194,555	1,022,247	172,308	16.9%
Property segment net premiums earned	$994,777	$760,365	$234,412	30.8%	$2,911,694	$2,206,471	$705,223	32.0%

Casualty and Specialty Segment
General casualty (1)	$568,044	$334,597	$233,447	69.8%	$1,692,205	$1,013,498	$678,707	67.0%
Professional liability (2)	311,985	265,471	46,514	17.5%	859,048	841,267	17,781	2.1%
Credit (3)	195,963	116,524	79,439	68.2%	581,973	364,617	217,356	59.6%
Other specialty (4)	512,200	278,919	233,281	83.6%	1,523,274	795,835	727,439	91.4%
Casualty and Specialty segment net premiums earned	$1,588,192	$995,511	$592,681	59.5%	$4,656,500	$3,015,217	$1,641,283	54.4%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2024
Property	$1,998,266	$1,988,935	$2,952,955	$6,940,156
Casualty and Specialty	2,994,087	285,466	11,001,485	14,281,038
Total	$4,992,353	$2,274,401	$13,954,440	$21,221,194

December 31, 2023
Property (1)	$2,461,580	$2,401,911	$2,970,129	$7,833,620
Casualty and Specialty (1)	2,801,016	331,345	9,520,888	12,653,249
Total	$5,262,596	$2,733,256	$12,491,017	$20,486,869
(1)The previously reported amount has been adjusted to reclassify certain reserves from IBNR to additional case reserves.

15

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended September 30, 2024			Three months ended September 30, 2023
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$20,740,928	$4,854,735	$15,886,193	$16,138,128	$4,689,351	$11,448,777
Incurred claims and claim expenses
Current year	1,846,357	180,237	1,666,120	1,157,972	138,449	1,019,523
Prior years	(396,239)	(103,733)	(292,506)	(364,103)	(206,156)	(157,947)
Total incurred claims and claim expenses	1,450,118	76,504	1,373,614	793,869	(67,707)	861,576
Paid claims and claim expenses
Current year	191,780	39,699	152,081	105,457	17,211	88,246
Prior years	941,897	220,466	721,431	823,494	349,478	474,016
Total paid claims and claim expenses	1,133,677	260,165	873,512	928,951	366,689	562,262
Foreign exchange and other (1)	163,825	67,563	96,262	(47,881)	(1,696)	(46,185)
Reserve for claims and claim expenses, end of period	$21,221,194	$4,738,637	$16,482,557	$15,955,165	$4,253,259	$11,701,906

	Nine months ended September 30, 2024			Nine months ended September 30, 2023
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$20,486,869	$5,344,286	$15,142,583	$15,892,573	$4,710,925	$11,181,648
Incurred claims and claim expenses
Current year	4,867,662	520,565	4,347,097	3,334,721	445,937	2,888,784
Prior years	(798,410)	(300,552)	(497,858)	(491,492)	(196,695)	(294,797)
Total incurred claims and claim expenses	4,069,252	220,013	3,849,239	2,843,229	249,242	2,593,987
Paid claims and claim expenses
Current year	301,572	49,469	252,103	209,938	28,783	181,155
Prior years	3,153,478	817,476	2,336,002	2,570,546	689,846	1,880,700
Total paid claims and claim expenses	3,455,050	866,945	2,588,105	2,780,484	718,629	2,061,855
Foreign exchange and other (1)	120,123	41,283	78,840	(153)	11,721	(11,874)
Reserve for claims and claim expenses, end of period	$21,221,194	$4,738,637	$16,482,557	$15,955,165	$4,253,259	$11,701,906
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as deals accounted for under retroactive reinsurance accounting.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management activities, including various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Management fee income	$54,945	$44,486	$166,325	$128,830
Performance fee income (loss) (1)	27,120	20,072	83,367	37,181
Total fee income	$82,065	$64,558	$249,692	$166,011
(1)Performance fees are based on the performance of the individual vehicles or products, and may be zero or negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Fee income contributing to:
Underwriting income (loss) (1)	$12,345	$6,873	$40,030	$28,198
Equity in earnings (losses) of other ventures	—	(446)	(698)	(1,004)
Net income (loss) attributable to redeemable noncontrolling interests	69,720	58,131	210,360	138,817
Total fee income	$82,065	$64,558	$249,692	$166,011
(1)Reflects total fee income earned through third-party capital management activities recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management activities, including various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Management fee income	$54,945	$55,327	$56,053	$47,769	$44,486
Performance fee income (loss) (1)	27,120	28,750	27,497	23,014	20,072
Total fee income	$82,065	$84,077	$83,550	$70,783	$64,558
(1)Performance fees are based on the performance of the individual vehicles or products, and may be zero or negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Fee income contributing to:
Underwriting income (loss) (1)	$12,345	$12,992	$14,694	$6,234	$6,873
Equity in earnings (losses) of other ventures	—	(343)	(355)	(419)	(446)
Net income (loss) attributable to redeemable noncontrolling interests	69,720	71,428	69,211	64,968	58,131
Total fee income	$82,065	$84,077	$83,550	$70,783	$64,558
(1)Reflects total fee income earned through third-party capital management activities recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Redeemable noncontrolling interests - DaVinci	$(223,288)	$(107,881)	$(523,812)	$(333,490)
Redeemable noncontrolling interests - Medici	(123,497)	(60,022)	(183,015)	(167,281)
Redeemable noncontrolling interests - Vermeer	(73,534)	(51,959)	(183,129)	(151,527)
Redeemable noncontrolling interests - Fontana	(29,857)	6,167	(29,778)	(3,688)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(450,176)	$(213,695)	$(919,734)	$(655,986)

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(331,737)	$(265,152)	$(878,529)	$(741,148)
Non-operating (income) loss attributable to redeemable noncontrolling interests	(118,439)	51,457	(41,205)	85,162
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(450,176)	$(213,695)	$(919,734)	$(655,986)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	September 30, 2024	December 31, 2023
Redeemable noncontrolling interests - DaVinci	$2,958,452	$2,541,482
Redeemable noncontrolling interests - Medici	1,680,520	1,650,229
Redeemable noncontrolling interests - Vermeer	1,738,426	1,555,297
Redeemable noncontrolling interests - Fontana	483,601	353,823
Redeemable noncontrolling interests	$6,860,999	$6,100,831

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	September 30, 2024	December 31, 2023
DaVinci	74.6%	72.2%
Medici	84.9%	88.3%
Vermeer	100.0%	100.0%
Fontana	73.5%	68.4%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenues
Gross premiums written	$132,088	$71,414	$1,324,517	$1,091,850
Net premiums written	$125,828	$56,810	$1,214,901	$1,012,462
Decrease (increase) in unearned premiums	195,059	196,643	(307,980)	(299,067)
Net premiums earned	320,887	253,453	906,921	713,395
Net investment income	62,840	54,367	180,847	147,240
Net foreign exchange gains (losses)	(3,036)	(2,439)	(4,335)	(2,922)
Net realized and unrealized gains (losses) on investments	104,122	(38,706)	48,148	(57,824)
Total revenues	484,813	266,675	1,131,581	799,889
Expenses
Net claims and claim expenses incurred	76,302	22,850	111,001	117,845
Acquisition expenses	68,156	60,061	206,519	134,237
Operational and corporate expenses	36,405	31,058	108,568	86,656
Interest expense	1,859	1,859	5,576	5,575
Total expenses	182,722	115,828	431,664	344,313
Income (loss) before taxes	302,091	150,847	699,917	455,576
Income tax benefit (expense)	(3,061)	(1,593)	(4,014)	(3,249)
Net income (loss) available (attributable) to DaVinci common shareholders	$299,030	$149,254	$695,903	$452,327

Net claims and claim expenses incurred - current accident year	$176,040	$74,850	$297,561	$209,103
Net claims and claim expenses incurred - prior accident years	(99,738)	(52,000)	(186,560)	(91,258)
Net claims and claim expenses incurred - total	$76,302	$22,850	$111,001	$117,845

Net claims and claim expense ratio - current accident year	54.9%	29.5%	32.8%	29.3%
Net claims and claim expense ratio - prior accident years	(31.1)%	(20.5)%	(20.6)%	(12.8)%
Net claims and claim expense ratio - calendar year	23.8%	9.0%	12.2%	16.5%
Underwriting expense ratio	32.6%	36.0%	34.8%	31.0%
Combined ratio	56.4%	45.0%	47.0%	47.5%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Fixed maturity investments trading	$289,687	$188,781	$235,284	$150,871
Short term investments	46,746	66,722	20,417	39,189
Equity investments	670	510	670	510
Other investments
Catastrophe bonds	61,175	54,583	9,239	6,682
Other	20,937	20,031	20,937	20,031
Cash and cash equivalents	10,226	4,160	9,677	3,882
	429,441	334,787	296,224	221,165
Investment expenses	(5,582)	(5,679)	(4,325)	(4,401)
Net investment income	$423,859	$329,108	$291,899	$216,764

Net investment income return - annualized	5.7%	5.7%	5.3%	4.9%

Net realized gains (losses) on fixed maturity investments trading	$22,052	$(121,112)	$18,496	$(95,934)
Net unrealized gains (losses) on fixed maturity investments trading	590,309	(158,226)	492,004	(138,664)
Net realized and unrealized gains (losses) on investment-related derivatives	97,534	30,594	97,226	22,227
Net realized gains (losses) on equity investments	340	(10)	198	(10)
Net unrealized gains (losses) on equity investments	18,778	2,261	18,844	2,256
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	66,291	32,474	10,858	3,707
Net realized and unrealized gains (losses) on other investments - other	148,441	(14,068)	148,441	(14,068)
Net realized and unrealized gains (losses) on investments	943,745	(228,087)	786,067	(220,486)
Total investment result	$1,367,604	$101,021	$1,077,966	$(3,722)

Average invested assets	$31,781,118	$25,751,710	$22,867,593	$17,451,582

Total investment return - annualized	18.3%	2.0%	20.2%	0.0%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Nine months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Fixed maturity investments trading	$820,876	$514,020	$665,457	$406,126
Short term investments	141,923	149,903	66,216	76,864
Equity investments	1,819	6,675	1,819	6,675
Other investments
Catastrophe bonds	177,860	142,936	24,051	19,181
Other	59,525	65,422	59,525	65,422
Cash and cash equivalents	40,347	13,009	38,570	12,244
	1,242,350	891,965	855,638	586,512
Investment expenses	(16,871)	(15,817)	(12,847)	(12,424)
Net investment income	$1,225,479	$876,148	$842,791	$574,088

Net investment income return - annualized	5.5%	5.1%	5.1%	4.7%

Net realized gains (losses) on fixed maturity investments trading	$(33,965)	$(300,089)	$(19,561)	$(250,141)
Net unrealized gains (losses) on fixed maturity investments trading	353,465	14,007	292,273	18,324
Net realized and unrealized gains (losses) on investment-related derivatives	50,102	(22,295)	47,121	(26,373)
Net realized gains (losses) on equity investments	355	(27,503)	213	(27,503)
Net unrealized gains (losses) on equity investments	26,368	62,039	26,409	62,042
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	51,091	94,786	8,923	11,391
Net realized and unrealized gains (losses) on other investments - other	155,091	7,638	155,091	7,638
Net realized and unrealized gains (losses) on investments	602,507	(171,417)	510,469	(204,622)
Total investment result	$1,827,986	$704,731	$1,353,260	$369,466

Average invested assets	$30,603,740	$24,233,329	$21,890,949	$16,210,884

Total investment return - annualized	8.2%	4.2%	8.4%	3.1%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	September 30, 2024				December 31, 2023
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,736,158	$236,991	$9,150,229	$187,432	$10,060,203	$66,743	$8,013,451	$49,476
Corporate (3)	7,790,634	98,503	6,483,226	69,794	6,499,075	(41,016)	5,340,330	(54,622)
Other (4)	4,760,393	24,400	4,115,473	26,153	4,317,830	(21,069)	3,738,758	(4,321)
Total fixed maturity investments trading, at fair value	24,287,185	359,894	19,748,928	283,379	20,877,108	4,658	17,092,539	(9,467)
Short term investments, at fair value	4,302,991	645	1,208,526	527	4,604,079	739	1,624,407	718
Equity investments, at fair value	133,091	89,029	132,944	89,083	106,766	62,660	106,562	62,673
Other investments, at fair value
Catastrophe bonds	1,896,075	(19,390)	291,476	(28,991)	1,942,199	(76,684)	250,384	(36,995)
Fund investments	1,982,762	229,865	1,982,762	229,865	1,415,804	184,744	1,415,804	184,744
Term loans	94,575	—	94,575	—	97,658	—	97,658	—
Direct private equity investments	199,039	86,646	199,039	86,646	59,905	(38,359)	59,905	(38,359)
Total other investments, at fair value	4,172,451	297,121	2,567,852	287,520	3,515,566	69,701	1,823,751	109,390
Investments in other ventures, under equity method	137,959	(10,000)	137,959	(10,000)	112,624	—	112,624	—
Total investments	$33,033,677	$736,689	$23,796,209	$650,509	$29,216,143	$137,758	$20,759,883	$163,314

	September 30, 2024		December 31, 2023
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	5.1%	4.9%	5.8%	5.4%
Average duration of investments, in years (5)	2.9	3.4	2.6	3.2
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$5.46		$(0.18)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Excludes equity investments, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
September 30, 2024	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,736,158	$—	$11,736,158	$—	$—	$—	$—	$—
Corporate (3)	7,790,634	207,103	434,567	2,850,909	2,955,625	1,325,420	17,010	—
Residential mortgage-backed	1,753,318	141,663	1,464,976	3,765	7,854	75,755	59,305	—
Asset-backed	1,440,194	1,180,151	169,621	67,940	20,063	—	2,419	—
Agencies	615,627	—	615,627	—	—	—	—	—
Non-U.S. government	609,355	402,839	178,276	25,569	2,671	—	—	—
Commercial mortgage-backed	341,899	283,017	54,767	822	—	1,977	1,316	—
Total fixed maturity investments trading, at fair value	24,287,185	2,214,773	14,653,992	2,949,005	2,986,213	1,403,152	80,050	—

Short term investments, at fair value	4,302,991	2,655,887	1,638,511	638	4,330	3,625	—	—

Equity investments, at fair value	133,091	—	—	—	—	—	—	133,091

Other investments, at fair value
Catastrophe bonds	1,896,075	—	—	—	—	1,896,075	—	—
Fund investments:
Private credit funds	1,107,258	—	—	—	—	—	—	1,107,258
Private equity funds	541,995	—	—	—	—	—	—	541,995
Hedge funds	333,509	—	—	—	—	—	—	333,509
Term loans	94,575	—	—	94,575	—	—	—	—
Direct private equity investments	199,039	—	—	—	—	—	—	199,039
Total other investments, at fair value	4,172,451	—	—	94,575	—	1,896,075	—	2,181,801

Investments in other ventures, under equity method	137,959	—	—	—	—	—	—	137,959

Total investments	$33,033,677	$4,870,660	$16,292,503	$3,044,218	$2,990,543	$3,302,852	$80,050	$2,452,851
	100.0%	14.8%	49.3%	9.2%	9.1%	10.0%	0.2%	7.4%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
September 30, 2024	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$9,150,229	$—	$9,150,229	$—	$—	$—	$—	$—
Corporate (3)	6,483,226	156,179	369,007	2,464,059	2,372,830	1,107,539	13,612	—
Residential mortgage-backed	1,485,523	115,867	1,222,977	3,765	7,854	75,755	59,305	—
Asset-backed	1,353,490	1,093,449	169,621	67,938	20,063	—	2,419	—
Agencies	473,789	—	473,789	—	—	—	—	—
Non-U.S. government	517,377	333,040	159,239	22,427	2,671	—	—	—
Commercial mortgage-backed	285,294	233,579	47,600	822	—	1,977	1,316	—
Total fixed maturity investments trading, at fair value	19,748,928	1,932,114	11,592,462	2,559,011	2,403,418	1,185,271	76,652	—

Short term investments, at fair value	1,208,526	514,363	688,036	638	2,160	3,329	—	—

Equity investments, at fair value	132,944	—	—	—	—	—	—	132,944

Other investments, at fair value
Catastrophe bonds	291,476	—	—	—	—	291,476	—	—
Fund investments:
Private credit funds	1,107,258	—	—	—	—	—	—	1,107,258
Private equity funds	541,995	—	—	—	—	—	—	541,995
Hedge funds	333,509	—	—	—	—	—	—	333,509
Term loans	94,575	—	—	94,575	—	—	—	—
Direct private equity investments	199,039	—	—	—	—	—	—	199,039
Total other investments, at fair value	2,567,852	—	—	94,575	—	291,476	—	2,181,801

Investments in other ventures, under equity method	137,959	—	—	—	—	—	—	137,959

Total investments	$23,796,209	$2,446,477	$12,280,498	$2,654,224	$2,405,578	$1,480,076	$76,652	$2,452,704
	100.0%	10.3%	51.6%	11.2%	10.1%	6.2%	0.3%	10.3%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

26

Other Items
Earnings per Share

	Three months ended		Nine months ended
(common shares in thousands)	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,173,644	$193,988	$2,033,488	$949,075
Amount allocated to participating common shareholders (1)	(17,850)	(2,637)	(30,042)	(14,108)
Net income (loss) allocated to RenaissanceRe common shareholders	$1,155,794	$191,351	$2,003,446	$934,967
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	50,959	50,261	51,439	46,345
Per common share equivalents of non-vested shares (2)	145	97	143	106
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	51,104	50,358	51,582	46,451
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$22.68	$3.81	$38.95	$20.17
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$22.62	$3.80	$38.84	$20.13
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax asset, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

29

Comments on Non-GAAP Financial Measures

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,173,644	$193,988	$2,033,488	$949,075
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(877,454)	260,561	(551,416)	266,203
Net foreign exchange losses (gains)	(16,804)	25,886	27,694	53,877
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	17,400	3,373	54,968	14,714
Acquisition related purchase accounting adjustments (2)	59,812	4,017	183,175	12,054
Bermuda net deferred tax asset (3)	—	—	(7,890)	—
Income tax expense (benefit) (4)	65,285	(10,048)	46,325	(8,961)
Net income (loss) attributable to redeemable noncontrolling interests (5)	118,439	(51,457)	41,205	(85,162)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$540,322	$426,320	$1,827,549	$1,201,800

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$22.62	$3.80	$38.84	$20.13
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(17.17)	5.17	(10.69)	5.73
Net foreign exchange losses (gains)	(0.33)	0.51	0.54	1.16
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	0.34	0.07	1.07	0.32
Acquisition related purchase accounting adjustments (2)	1.17	0.08	3.55	0.26
Bermuda net deferred tax asset (3)	—	—	(0.15)	—
Income tax expense (benefit) (4)	1.28	(0.20)	0.90	(0.19)
Net income (loss) attributable to redeemable noncontrolling interests (5)	2.32	(1.02)	0.80	(1.83)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$10.23	$8.41	$34.86	$25.58

Return on average common equity - annualized	47.1%	11.5%	28.8%	22.1%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(35.2)%	15.5%	(7.8)%	6.2%
Net foreign exchange losses (gains)	(0.7)%	1.5%	0.4%	1.3%
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	0.7%	0.2%	0.8%	0.3%
Acquisition related purchase accounting adjustments (2)	2.4%	0.3%	2.6%	0.3%
Bermuda net deferred tax asset (3)	—%	—%	(0.1)%	—%
Income tax expense (benefit) (4)	2.6%	(0.6)%	0.7%	(0.2)%
Net income (loss) attributable to redeemable noncontrolling interests (5)	4.8%	(3.1)%	0.6%	(2.0)%
Operating return on average common equity - annualized	21.7%	25.3%	26.0%	28.0%
(1)Previously reported "corporate expenses associated with acquisitions and dispositions" has been amended to "expenses (revenues) associated with acquisitions, dispositions and impairments" to now also include impairments on strategic investments related to acquisitions and dispositions.
(2)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three and nine months ended September 30, 2024 for the acquisitions of Validus $56.0 million and $171.9 million, respectively (2023 - $Nil and $Nil, respectively); and TMR and Platinum $3.8 million and $11.3 million respectively (2023 - $4.0 million and $12.1 million respectively).
(3)Represents a net deferred tax benefit recorded during the period in connection with the enactment of the 15% Bermuda corporate income tax on December 27, 2023.
(4)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(5)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

	September 30, 2024	December 31, 2023
Book value per common share	$202.01	$165.20
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(13.81)	(14.71)
Other goodwill and intangible assets (2)	(0.17)	(0.35)
Acquisition related purchase accounting adjustments (3)	(5.27)	(8.27)
Tangible book value per common share	182.76	141.87
Adjustment for accumulated dividends	27.69	26.52
Tangible book value per common share plus accumulated dividends	$210.45	$168.39

Year to date change in book value per common share	22.3%	57.9%
Year to date change in book value per common share plus change in accumulated dividends	23.0%	59.3%
Year to date change in tangible book value per common share plus change in accumulated dividends	29.6%	47.6%
(1)Represents the acquired goodwill and other intangible assets at September 30, 2024 for the acquisitions of Validus $488.4 million (December 31, 2023 - $542.7 million), TMR $26.4 million (December 31, 2023 - $27.2 million) and Platinum $202.7 million (December 31, 2023 - $205.5 million).
(2)At September 30, 2024, the adjustment for other goodwill and intangible assets included $8.9 million (December 31, 2023 - $18.1 million) of goodwill and other intangibles included in investments in other ventures, under equity method. Previously reported “adjustment for goodwill and other intangibles” has been bifurcated into “acquisition related goodwill and other intangible assets” and “other goodwill and intangible assets.”
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at September 30, 2024 for the acquisitions of Validus $220.1 million (December 31, 2023 - $374.4 million), TMR $54.4 million (December 31, 2023 - $62.2 million) and Platinum $(0.7) million (December 31, 2023 - $(0.8) million).

31

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the company, its segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended September 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	43.2%	85.6%	60.3%	100.1%	84.8%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.9)%	(1.3)%	(2.2)%	(2.4)%	(2.4)%
Adjusted combined ratio	40.3%	84.3%	58.1%	97.7%	82.4%

	Three months ended June 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	28.1%	91.2%	53.9%	98.2%	81.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.2)%	(0.9)%	(2.2)%	(2.6)%	(2.5)%
Adjusted combined ratio	24.9%	90.3%	51.7%	95.6%	78.6%

	Three months ended March 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	19.8%	75.3%	42.9%	99.6%	77.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.6)%	(0.7)%	(2.4)%	(2.5)%	(2.5)%
Adjusted combined ratio	16.2%	74.6%	40.5%	97.1%	75.4%

	Three months ended December 31, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	17.8%	79.9%	43.1%	97.3%	76.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.0)%	(0.5)%	(1.4)%	(3.0)%	(2.4)%
Adjusted combined ratio	15.8%	79.4%	41.7%	94.3%	73.6%

	Three months ended September 30, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	31.5%	78.2%	53.2%	97.0%	78.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.2)%	(0.1)%	(0.2)%	(0.3)%	(0.2)%
Adjusted combined ratio	31.3%	78.1%	53.0%	96.7%	77.8%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio

	Nine months ended September 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	30.6%	84.1%	52.6%	99.3%	81.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.2)%	(0.9)%	(2.4)%	(2.5)%	(2.4)%
Adjusted combined ratio	27.4%	83.2%	50.2%	96.8%	78.9%

	Nine months ended September 30, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	35.2%	83.6%	57.6%	94.3%	78.8%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.2)%	(0.1)%	(0.2)%	(0.2)%	(0.2)%
Adjusted combined ratio	35.0%	83.5%	57.4%	94.1%	78.6%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended September 30, 2024			Three months ended September 30, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$289,687	$(54,403)	$235,284	$188,781	$(37,910)	$150,871
Short term investments	46,746	(26,329)	20,417	66,722	(27,533)	39,189
Equity investments	670	—	670	510	—	510
Other investments
Catastrophe bonds	61,175	(51,936)	9,239	54,583	(47,901)	6,682
Other	20,937	—	20,937	20,031	—	20,031
Cash and cash equivalents	10,226	(549)	9,677	4,160	(278)	3,882
	429,441	(133,217)	296,224	334,787	(113,622)	221,165
Investment expenses	(5,582)	1,257	(4,325)	(5,679)	1,278	(4,401)
Net investment income	$423,859	$(131,960)	$291,899	$329,108	$(112,344)	$216,764

Net investment income return - annualized	5.7%	(0.4)%	5.3%	5.7%	(0.8)%	4.9%

Net realized gains (losses) on fixed maturity investments trading	$22,052	$(3,556)	$18,496	$(121,112)	$25,178	$(95,934)
Net unrealized gains (losses) on fixed maturity investments trading	590,309	(98,305)	492,004	(158,226)	19,562	(138,664)
Net realized and unrealized gains (losses) on investment-related derivatives	97,534	(308)	97,226	30,594	(8,367)	22,227
Net realized gains (losses) on equity investments	340	(142)	198	(10)	—	(10)
Net unrealized gains (losses) on equity investments	18,778	66	18,844	2,261	(5)	2,256
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	66,291	(55,433)	10,858	32,474	(28,767)	3,707
Net realized and unrealized gains (losses) on other investments - other	148,441	—	148,441	(14,068)	—	(14,068)
Net realized and unrealized gains (losses) on investments	943,745	(157,678)	786,067	(228,087)	7,601	(220,486)
Total investment result	$1,367,604	$(289,638)	$1,077,966	$101,021	$(104,743)	$(3,722)

Average invested assets	$31,781,118	$(8,913,525)	$22,867,593	$25,751,710	$(8,300,128)	$17,451,582

Total investment return - annualized	18.3%	1.9%	20.2%	2.0%	(2.0)%	0.0%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Nine months ended September 30, 2024			Nine months ended September 30, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$820,876	$(155,419)	$665,457	$514,020	$(107,894)	$406,126
Short term investments	141,923	(75,707)	66,216	149,903	(73,039)	76,864
Equity investments	1,819	—	1,819	6,675	—	6,675
Other investments
Catastrophe bonds	177,860	(153,809)	24,051	142,936	(123,755)	19,181
Other	59,525	—	59,525	65,422	—	65,422
Cash and cash equivalents	40,347	(1,777)	38,570	13,009	(765)	12,244
	1,242,350	(386,712)	855,638	891,965	(305,453)	586,512
Investment expenses	(16,871)	4,024	(12,847)	(15,817)	3,393	(12,424)
Net investment income	$1,225,479	$(382,688)	$842,791	$876,148	$(302,060)	$574,088

Net investment income return - annualized	5.5%	(0.4)%	5.1%	5.1%	(0.4)%	4.7%

Net realized gains (losses) on fixed maturity investments trading	$(33,965)	$14,404	$(19,561)	$(300,089)	$49,948	$(250,141)
Net unrealized gains (losses) on fixed maturity investments trading	353,465	(61,192)	292,273	14,007	4,317	18,324
Net realized and unrealized gains (losses) on investment-related derivatives	50,102	(2,981)	47,121	(22,295)	(4,078)	(26,373)
Net realized gains (losses) on equity investments	355	(142)	213	(27,503)	—	(27,503)
Net unrealized gains (losses) on equity investments	26,368	41	26,409	62,039	3	62,042
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	51,091	(42,168)	8,923	94,786	(83,395)	11,391
Net realized and unrealized gains (losses) on other investments - other	155,091	—	155,091	7,638	—	7,638
Net realized and unrealized gains (losses) on investments	602,507	(92,038)	510,469	(171,417)	(33,205)	(204,622)
Total investment result	$1,827,986	$(474,726)	$1,353,260	$704,731	$(335,265)	$369,466

Average invested assets	$30,603,740	$(8,712,791)	$21,890,949	$24,233,329	$(8,022,445)	$16,210,884

Total investment return - annualized	8.2%	0.2%	8.4%	4.2%	(1.1)%	3.1%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

35

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	September 30, 2024			December 31, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,736,158	$(2,585,929)	$9,150,229	$10,060,203	$(2,046,752)	$8,013,451
Corporate (4)	7,790,634	(1,307,408)	6,483,226	6,499,075	(1,158,745)	5,340,330
Residential mortgage-backed	1,753,318	(267,795)	1,485,523	1,420,362	(246,468)	1,173,894
Asset-backed	1,440,194	(86,704)	1,353,490	1,491,695	(86,622)	1,405,073
Agencies	615,627	(141,838)	473,789	489,117	(119,518)	369,599
Non-U.S. government	609,355	(91,978)	517,377	483,576	(54,100)	429,476
Commercial mortgage-backed	341,899	(56,605)	285,294	433,080	(72,364)	360,716
Total fixed maturity investments trading, at fair value	24,287,185	(4,538,257)	19,748,928	20,877,108	(3,784,569)	17,092,539

Short term investments, at fair value	4,302,991	(3,094,465)	1,208,526	4,604,079	(2,979,672)	1,624,407

Equity investments, at fair value	133,091	(147)	132,944	106,766	(204)	106,562

Other investments, at fair value
Catastrophe bonds	1,896,075	(1,604,599)	291,476	1,942,199	(1,691,815)	250,384
Fund investments:
Private credit funds	1,107,258	—	1,107,258	982,016	—	982,016
Private equity funds	541,995	—	541,995	433,788	—	433,788
Hedge funds	333,509	—	333,509	—	—	—
Term loans	94,575	—	94,575	97,658	—	97,658
Direct private equity investments	199,039	—	199,039	59,905	—	59,905
Total other investments, at fair value	4,172,451	(1,604,599)	2,567,852	3,515,566	(1,691,815)	1,823,751

Investments in other ventures, under equity method	137,959	—	137,959	112,624	—	112,624

Total investments	$33,033,677	$(9,237,468)	$23,796,209	$29,216,143	$(8,456,260)	$20,759,883
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

36

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	September 30, 2024			December 31, 2023
	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)
Type of Investment
Fixed maturity investments trading, at fair value
U.S. treasuries	$236,991	$(49,559)	$187,432	$66,743	$(17,267)	$49,476
Corporate (4)	98,503	(28,709)	69,794	(41,016)	(13,606)	(54,622)
Other (5)	24,400	1,753	26,153	(21,069)	16,748	(4,321)
Total fixed maturity investments trading, at fair value	359,894	(76,515)	283,379	4,658	(14,125)	(9,467)
Short term investments, at fair value	645	(118)	527	739	(21)	718
Equity investments, at fair value	89,029	54	89,083	62,660	13	62,673
Other investments, at fair value
Catastrophe bonds	(19,390)	(9,601)	(28,991)	(76,684)	39,689	(36,995)
Fund investments	229,865	—	229,865	184,744	—	184,744
Direct private equity investments	86,646	—	86,646	(38,359)	—	(38,359)
Total other investments, at fair value	297,121	(9,601)	287,520	69,701	39,689	109,390
Investments in other ventures, under equity method	(10,000)	$—	(10,000)	—	$—	—
Total investments	$736,689	$(86,180)	$650,509	$137,758	$25,556	$163,314

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$5.46			$(0.18)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $283.4 million and $(9.5) million at September 30, 2024 and December 31, 2023, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

37

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Nine months ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(450,176)	$(213,695)	$(919,734)	$(655,986)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	(101,588)	35,449	(49,723)	49,404
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	(16,851)	16,008	8,518	35,758
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	(118,439)	51,457	(41,205)	85,162
Operating (income) loss attributable to redeemable noncontrolling interests	$(331,737)	$(265,152)	$(878,529)	$(741,148)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

38